UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 5, 2008

NEOHYDRO TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	333-149680
(State or other jurisdiction of incorporation)	(Commission File No.)

200 Centennial Avenue
Suite 200
Piscataway, New Jersey 08854
(Address of principal executive offices and Zip Code)

732-377-2000
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE

     We announced today a letter of intent to proceed to negotiate in good faith a definitive licensing agreement with Neohydro Corp., for the exclusive worldwide marketing, distribution and licensing rights for the treatment of industrial waste water.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 5th day of September, 2008.

NEOHYDRO TECHNOLOGIES CORP.

BY: VENUGOPAL RAO BALLA
Venugopal Rao Balla
President, Principal Executive Officer, Secretary,
Treasurer, Principal Financial Officer, Principal Accounting
Officer and sole member of the Board of Directors.